File Nos. 33-1857 and 811-4503


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]
                     Pre-Effective Amendment No. _______ [ ]
                      Post-Effective Amendment No. 25 [ X ]

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                  OF 1940 [ X ]
                             Amendment No. 26 [ X ]

                            TAX-FREE TRUST OF ARIZONA
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                 (212) 697-6666 (Registrant's Telephone Number)


                                EDWARD M.W. HINES
                         Hollyer Brady Barrett & Hines LLP
                          551 Fifth Avenue, 27th Floor
                            New York, New York 10176
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):
 ___
[___]  immediately upon filing pursuant to paragraph (b)
[_X_]  on (October 24, 2005) pursuant to paragraph (b)
[___]  60 days after filing pursuant to paragraph (a)(i)
[___]  on (date) pursuant to paragraph (a)(i)
[___]  75 days after filing pursuant to paragraph (a)(ii)
[___]  on (date) pursuant to paragraph (a)(ii) of Rule 485.
[___] This post-effective amendment designates a new effective date for a previous post-effective amendment.

                            Tax-Free Trust of Arizona
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus



Class A Shares                                                October 24, 2005

Class C Shares



         Tax-Free Trust of Arizona is a mutual fund that seeks to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Arizona state and regular Federal income taxes and are of investment grade quality.

              For purchase, redemption or account inquiries contact
                    the Trust's Shareholder Servicing Agent:

           PFPC Inc.* 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free

                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

     The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this
          Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


The Trust's Objective, Investment Strategies
and Main Risks...............................
Risk/Return Bar Chart and Performance Table .
Fees and Expenses of the Trust...............
Investment of the Trust's Assets.............
Trust Management.............................
Net Asset Value per Share....................
Purchases ...................................
Redeeming Your Investment....................
Alternative Purchase Plans...................
Dividends and Distributions..................
Tax Information..............................
Financial Highlights.........................

           The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"


         The Trust's objective, which is a fundamental policy, is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.


"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Arizona state and regular Federal income taxes. We call these "Arizona Obligations." In general, all or almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 10 and 20 years.

         At the time of purchase, the Trust's Arizona Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Trust's Manager, Aquila Investment Management LLC.

         The Manager selects obligations for the Trust's portfolio to best achieve the Trust's objective. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.

         The interest paid on certain types of Arizona Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's assets must be invested in Arizona Obligations whose interest is exempt from Arizona state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.


         The Trust's assets, being primarily or entirely Arizona issues, are subject to economic and other conditions affecting Arizona. Adverse local events, such as a downturn in the Arizona economy, could affect the value of the Trust's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Arizona Obligations?")


         There are two types of risk associated with any fixed-income debt securities such as Arizona Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Arizona Obligations, will normally decline. If the value of Arizona Obligations held by the Trust declines, the net asset value of your shares in the Trust will also decline. All fixed-rate debt securities, even the most highly rated Arizona Obligations, are subject to interest rate risk. Arizona Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Arizona Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Trust is not a deposit in any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.


         A description of the Trust's policies and procedures with respect to the disclosure of the Trust's portfolio securities is available in the Trust's SAI.



                            TAX-FREE TRUST OF ARIZONA
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE


         The bar chart shown below provides an indication of the risks of investing in Tax-Free Trust of Arizona by showing changes in performance of the Trust's Class A Shares from year to year over a ten-year period. The table on the following page shows the risk of investing in the Trust by showing how the Trust's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Trust's returns by presenting after-tax returns for Class A Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Trust has performed in the past (before and after taxes) is not necessarily an indication of how the Trust will perform in the future.


[Bar Chart]
                              Annual Total Returns
                                 Class A Shares
                                    1995-2004

20%
18%
16%   15.32
14%   XXXX
12%   XXXX
10%   XXXX                        9.10
 8%   XXXX        8.37            XXXX       8.78
 6%   XXXX        XXXX  5.60      XXXX       XXXX
 4%   XXXX  3.60  XXXX  XXXX      XXXX  4.66 XXXX  4.88  3.62
 2%   XXXX  XXXX  XXXX  XXXX      XXXX  XXXX XXXX  XXXX  XXXX
 0%   XXXX  XXXX  XXXX  XXXX XXXX XXXX  XXXX XXXX  XXXX  XXXX
-2%                         -1.96
-4%
-6%
      1995  1996  1997  1998 1999 2000  2001 2002  2003  2004
                         Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 6.46% (quarter ended March 31, 1995) and the lowest return for a quarter was -2.46% (quarter ended June 30, 2004).

The year-to-date (from January 1, 2005 to September 30, 2005) total return was 1.76% for Class A Shares and 1.11% for Class C Shares.

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.

                           Average Annual Total Return

For the Period Ended
December 31, 2004           1 Year   5 Years  10 Years
Tax-Free Trust of Arizona
Class A Shares(1)
    Return before taxes     -0.55%     5.32%    5.68%
    Return after taxes on
     distributions          -0.53%     5.32%    5.64%
    Return after taxes on
     distributions and
     redemptions             1.02%     5.21%    5.56%

Lehman Brothers Quality Intermediate
  Municipal Bond Index(2)    3.02%     6.18%    6.21%

 For the Period Ended                             Since
    December 31, 2004        1 Year   5 Years  Inception(3)

Tax-Free Trust of Arizona
Class C Shares
    Return before taxes      1.72%(4)  5.27%    4.59%

Lehman Brothers Quality Intermediate
  Municipal Bond Index(2)    3.02%     6.18%    5.59%

 (1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

  (2) The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Trust's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Trust's portfolio is somewhat longer than that of the index and the Trust's portfolio may accordingly experience somewhat greater volatility.

(3) Since April 1, 1996 for Class C Shares.

(4) The average annual total return for Class C Shares for one year assumes redemption at the end of the year and payment of 1% CDSC.



                            TAX-FREE TRUST OF ARIZONA
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                      Class A     Class C
                                      Shares      Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)     4.00%       None

Maximum Deferred Sales Charge (Load)...None(1)     1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price)....None        None
Redemption Fees.........................None        None
Exchange Fee............................None        None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Management Fee  ...................     0.40%       0.40%
Distribution (12b-1) Fee                0.15%       0.75%
Other:
 Service Fee......................None         0.25%
 Other Expenses     ..............0.19%        0.19%
 Total   ..........                     0.19%       0.44%
Total Annual Trust
 Operating Expenses    .................0.74%       1.59%

(1)If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase.

(2)A contingent deferred sales charge of 1% is imposed on the redemption proceeds if you redeem your shares during the first 12 months after purchase.

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 Year       3 Years         5 Years         10 Years

Class A Shares        $473         $627            $795            $1,282

Class C Shares        $262         $502            $866            $1,451 (3)



You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares         $162        $502            $866             $1,451(3)

(3) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and service fee.

                        Investment of the Trust's Assets

"Is the Trust right for me?"

     The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Arizona state and regular Federal income taxes.

Arizona Obligations

         The Trust invests in Arizona Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Arizona income taxes. They include obligations of Arizona issuers and certain non-Arizona issuers, of any maturity.

         The obligations of non-Arizona issuers that the Trust can purchase as Arizona Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Arizona income taxes. The Trust purchases the obligations of these issuers only when obligations of Arizona issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

         The various public purposes for which municipal obligations are issued include:

         * obtaining funds for general operating expenses,

         *  refunding outstanding obligations,

         * obtaining funds for loans to other public institutions and facilities, and

         * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

         *  tax, revenue or bond anticipation notes,

         *  construction loan notes,

         *  project notes, which sometimes carry a U.S.
         government guarantee,

         * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

         *  floating and variable rate demand notes.


[Picture Page]

[picture]
Salt River Project - Roosevelt Dam
[picture]
Tucson Water System
[picture]
Sky Harbor International Airport - Terminals 3 & 4
[picture]
Sewer Facility - Sedona
[LOGO] Tax-Free Trust of Arizona
[picture]
Scottsdale General Obligation Bond for Goldwater Blvd. Thoroughfare
[picture]
Tucson Medical Center - Arizona Science Center
[picture]
Scottsdale Civic Center - houses a public library, police station and courts [picture]
Sandra Day O'Connor Elementary School, Mesa



The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust's portfolio as of June 30, 2005 and together represented 13.96% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"Explain further how interest rate risk and credit risk may affect the value of the Trust's investments and their yields."

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Arizona Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

         An additional aspect of credit risk that is related to but distinct from the direct risk of nonpayment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Arizona Obligations, the market value of an Arizona Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

"What are the main risk factors and special considerations specifically relating to investment in Arizona Obligations?"

         The following is a discussion of the general factors that might influence the ability of Arizona issuers to repay principal and interest when due on the Arizona Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

         The Arizona economy, once based on the 4 C's of cattle, copper, citrus and cotton, is currently diversified, with services, retail trade, government and manufacturing each contributing. As mining and agriculture have diminished in importance, the finance, insurance and real estate sectors have increased in contributing to the state's gross product. Likewise, tourism accounts for a significant share of the Arizona economy. The manufacturing mix is concentrated in high technology, with the largest concentration in electronic components. Also, exports to Mexico play an important role in the Arizona economy.

         The Arizona Legislature and other public bodies are continually addressing the problems associated with growth; that is, air quality, transportation and public infrastructure. Whether municipalities can maintain fiscal stability will become increasingly dependent on growth expectations and municipalities' willingness to reduce spending and manage revenues.


         State revenues have rebounded during the past three fiscal years. Population growth in Arizona, the second fastest growing state in the U.S., helped increase revenues from income taxes, corporate profit taxes and sales taxes above expectations. An improvement in tourism also benefited state tax revenues. With such growth however, the State faces increased pressure to meet expanding needs for education, transportation and services. Population growth will also boost demand for housing and jobs.



         The ability to provide water is traditionally one of the most significant issues facing Arizona municipalities. In 2005, Arizona experienced its wettest winter in over a decade. After ten years of below average precipitation, it is not certain the wet winter is a return to normal precipitation patterns or a blip within a long-term pattern. Water conservation measures continue to be implemented. The Salt River Project, a principal supplier of water to the greater Phoenix area, continued reduced water allocation levels for the third consecutive year.


         In 1998, the Arizona legislature took action to remedy the scheme for financing public education, which had been held in earlier litigation not to be in compliance with the State's constitution. The legislation provides extensive changes in the previous budget and expenditure system and, among other changes, establishes minimum standards for capital facilities and provides State funds for construction and maintenance of such facilities. The legislation also limits the amount of bonds that school districts may issue after December 31, 1998. A number of charter schools have opened in Arizona. It is anticipated that charter schools will use tax-exempt financing to meet their needs for new and renovated facilities.

         The Arizona Obligations in which the Trust may invest from time to time include general obligation bonds, revenue bonds, industrial development bonds and special tax assessment bonds. The sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. Accordingly, it is not possible to predict the effect, if any, that these factors, individually or in the aggregate, may have on any individual Arizona Obligation or on the Trust as a whole.


                                Trust Management

"How is the Trust managed?"

     Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at its expense, determining the value of the Trust's portfolio daily.

         The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.


         During the fiscal year ended June 30, 2005, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.



         A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the Trust's annual report to shareholders for the year ended June 30, 2005.


Information about the Manager


         The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2005, these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.



         Mr. Todd Curtis, who as an employee of the former sub-adviser and its predecessors served as the Trust's portfolio manager since its inception in 1986, became an employee of the Manager and Senior Vice President/Portfolio Manager of the Trust in 2004. He continues to manage the Trust's portfolio and is based in Phoenix, Arizona. Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.


         Under a mutually acceptable arrangement, the Sub-Advisory Agreement between the Manager and Banc One Investment Advisors Corporation was terminated effective July 31, 2004.


         Mr. Thomas S. Albright is Vice President and backup portfolio manager for the Trust. Mr. Albright has been Senior Vice President and Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $294 million in assets, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. Mr. Albright has also served as Senior Vice President of Tax-Free Fund For Utah, which has approximately $136 million in assets, since 2003, Vice President from 2001-2003, and co-portfolio manager since 2001. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.



         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Trust.



                            Net Asset Value per Share


         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Arizona Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases

"Are there alternative purchase plans?"

         The Trust provides individuals with alternative ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Arizona Obligations. You should choose the class that best suits your own circumstances and needs.

"In which states can I buy shares of the Trust?"

         You can purchase shares of the Trust if you live in Arizona or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states.

         Also, if you do not reside in Arizona, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.


         On the date of this Prospectus, Class A Shares and Class C Shares are available in:

* Arizona * California * Colorado * Hawaii * Idaho * Illinois *Indiana * Iowa * Kansas * Kentucky * Massachusetts * Michigan * Minnesota * Missouri * Montana * Nevada * New Jersey * New Mexico * New York * Ohio * Oregon * Pennsylvania * Rhode Island * Texas * Utah * Virginia * Washington * Wisconsin


         In addition, Class A Shares are available in:

                                   * Tennessee

         The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"




         Option I                                              Option II

* Initially, $1,000.                                    * $50 or more if an Automatic Investment Program is
                                                        established.


                                                        * Subsequently, any amount you specify of $50 or
* Subsequently, any amount (for investments in shares   more.
of the same class).
                                                        * You are not permitted
                                                        to maintain both an
                                                        Automatic Investment
                                                        Program and an Automatic
                                                        Withdrawal Plan
                                                        simultaneously.


"How do I purchase shares?"

You may purchase the Trust's shares:

* through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

         Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

         The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C Shares. (See "What price will I pay for the Trust's shares?") Your broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

                               Opening an Account

* Make out a check for the investment amount payable to Tax-Free Trust of Arizona.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Trust's Agent, PFPC Inc.

                              Adding to An Account


By Wire                                                   By Check

* Telephone the Agent (toll-free) at 800-437-1000         * Make out a check for the investment amount
(individual shareholders) or 877-953-6932                 payable to Tax-Free Trust of Arizona.
(broker/dealers) to advise us that you would like to
purchase shares of the Trust by wire transfer.            * Fill out the pre-printed stub attached to the
                                                          Trust's confirmations or supply the name(s) of
* Instruct your bank to transfer funds by wire to the     account owner(s), the account number, and the
following account:                                        name of the Trust.

Bank Name: PNC Bank, Philadelphia, PA                     * Send your check and account information to your
ABA Number: 031-0000-53                                   dealer or to the Trust's Agent, PFPC Inc.
Account Name: Aquilasm Group of Funds
Account No.: 85-0242-8425
Further Credit:  Tax-Free Trust of Arizona,
Name of Shareholder and Account Number.

                         Unless you indicate otherwise,
                 your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

         Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

     * Class C Shares held for less than 12 months (from the date of purchase); and

     *    CDSC Class A Shares.

         Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"



     By mail, send instructions to:            By telephone, call:          By FAX, send instructions to:

PFPC Inc.                                          800-437-1000                      610-312-5463
Attn:  Aquilasm Group of Funds                      toll free
760 Moore Road
King of Prussia, PA 19406-1212


For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

         You may request expedited redemption for any shares not issued in certificate form in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified; or

     b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

                  account name(s) and number

                  name of the caller

                  the social security number registered to the account

                  personal identification.

         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

                  account name(s)

                  account number

                  amount to be redeemed

                  any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Trust's Agent: (1) blank (unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions and
(3) a stock assignment form.

         To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.


         Signature_Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate or non-certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

                  member of a national securities exchange

                  U.S. bank or trust company

                  state-chartered savings bank

                  federally chartered savings and loan association

                  foreign bank having a U.S. correspondent bank; or

                  participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program("MSP").

         A notary public is not an acceptable signature guarantor.

         Non-Certificate Shares. You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

                  account name(s)

                  account number

                  dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

                   signature(s) of the registered shareholder(s) and

                  signature guarantee(s), if required, as indicated above after "Certificate Shares."

"When will I receive the proceeds of my redemption?"

         Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


     Redemption                      Method of Payment                             Charges
Under $1,000.                   Check.                                             None.
$1,000 or more.                 Check, or wired or transferred through the         None.
                                Automated Clearing House to your Financial
                                Institution account, if you so requested on your
                                New Account Application or Ready Access Features
                                Form.
Through a broker/dealer.        Check or wire, to your broker/dealer.              None.  However, your
                                                                                   broker/dealer may charge
                                                                                   a fee.

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

         An Automatic Withdrawal Plan, which is only available for Class A Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

         "How do the different arrangements for Class A Shares and Class C Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

         In this Prospectus the Trust provides you with two ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Arizona Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.


                                         Class A Shares                           Class C Shares
                                      "Front-Payment Class"                   "Level-Payment Class"

Initial Sales Charge         Class A Shares are offered at net        None.  Class C Shares are offered at
                             asset value plus                         net asset value with no sales charge
                             a maximum sales charge of                payable at the time of purchase.
                             4%, paid at the time of purchase.
                             Thus, your investment is reduced by
                             the applicable
                             sales charge.

Contingent                   None (except for                         A maximum CDSC of 1% is imposed upon
Deferred Sales Charge        certain purchases of $1 million or       the redemption of Class C Shares held
("CDSC")                     more).                                   for less than 12 months. No CDSC
                                                                      applies to Class C Shares acquired
                                                                      through the reinvestment of dividends
                                                                      or distributions.

Distribution and Service     A distribution fee of 0.15 of 1% is      There is a level charge for
Fees                         imposed on the average annual net        distribution and service fees for six
                             assets represented by the Class A        years after the date of purchase at
                             Shares.                                  the aggregate annual rate of 1% of
                                                                      the average net assets represented by
                                                                      the Class C Shares.

Other Information            The initial sales charge is waived or    Class C Shares, together with a
                             reduced in some cases.  Larger           pro-rata portion of all Class C
                             purchases qualify for lower sales        Shares acquired through reinvestment
                             charges.                                 of dividends and other distributions
                                                                      paid in additional
                                                                      Class C Shares, automatically
                                                                      convert to Class A
                                                                      Shares  after six years.


Systematic Payroll Investments

         You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Trust's shares?"

Class A Shares Offering Price             Class C Shares Offering Price

   Net asset value per share                Net asset value per share.
   plus the applicable sales
            charge.

You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

         The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:


         * an individual;



         * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;


         * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

         * a tax-exempt organization as detailed in Section 501(c)(3) or (13) of the Internal Revenue Code.

         You are entitled to substantial reductions in sales charges based on aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquilasm Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such Class A Shares.

         A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of Class A Shares of the Trust and Class A Shares of any of the other funds in the Aquilasm Group of Funds in accordance with the following table:


                 I                            II                     III
                                                              Sales Charge as
                                      Sales Charge as           Approximate
       Amount of Purchase           Percentage of Public   Percentage of Amount
 and Value of All Class A Shares       Offering Price            Invested
   Held by a Single Purchaser

Less than $25,000                         4.00%                   4.17%
$25,000 but less than $50,000             3.75%                   3.90%
$50,000 but less than $100,000            3.50%                   3.63%
$100,000 but less than $250,000           3.25%                   3.36%
$250,000 but less than $500,000           3.00%                   3.09%
$500,000 but less than $1,000,000         2.50%                   2.56%


        For purchases of $1 million or more see "Sales Charges for Purchases of $1 Million or More."

For example:

If you pay $10,000 (Column I), your sales charge      ($10,000 x .04 = $400)
would be 4.00% or $400 (Column II).


The value of your account, after deducting the sales ($10,000 - $400 = $9,600) charge from your payment, would increase by $9,600.
(This would be the initial value of your account if you opened it with the $10,000 purchase.)

The sales charge as a percentage of the increase in   ($400 / $9,600 =
the value of your account would be 4.17% (Column       .0416666 or 4.17%)
III).


Sales Charges for Purchases of $1 Million or More

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

         (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and


         (ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.


Redemption of CDSC Class A Shares


         If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption.


         The amount of the CDSC, calculated based on the lesser of net asset value at the time of purchase or at the time of redemption, depends on the value of your holdings of CDSC Class A Shares at the time of redemption, according to the following table:





                                         During First Two Years After Purchase
          Value of Holdings

  $1 million and up to $2.5 million                      1%


  Over $2.5 million and up to $5 million          0.50% in year 1
                                                  0.25% in year 2

  Over $5 million                                        0

         However, it is not the Trust's intention ever to charge the shareholder (impose a CDSC) more than the commission amount that was paid to the broker/dealer in connection with the purchase transaction.

         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent.

         The CDSC will be waived for:

         * - Redemption following the death of the shareholder or beneficial owner.

         * - Redemption by the Trust when an account falls below the minimum required account size.

         * - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase, with notice to the investor at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

         Letters of Intent

         A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

         General

         Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers, the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor and their parents and/or affiliates, selected dealers and brokers and their officers and employees, certain persons connected with firms providing legal, advertising or public relations assistance, certain family members of, and plans for the benefit of, the foregoing, and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases. In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.


         The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Simply click on the Trust's name, then on "Profile," then on "Alternative Purchase Plans."



         Certain financial intermediaries may charge you additional fees in connection with transactions in Trust shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities. The compensation is discretionary and may be available only to selected selling and servicing agents. See "Additional Information" below and the SAI for discussions of marketing support payments.


"What are the sales, service and distribution charges for Class C Shares?"

         *No sales charge at time of purchase.

         *Fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Trust represented by Class C Shares.

         *After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.


         The Trust will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in the Trust's Class A Shares instead.


Redemption of Class C Shares

         *1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

         *No CDSC applies if Class C Shares are held for 12 months after purchase.

         *Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

         *The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.

"Are there any reinvestment privileges?"

         If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         Reinvestment will not alter the tax consequences of your original redemption.

Broker/Dealer Compensation - Class C Shares

         The Distributor will pay 1% of the sales price to any broker/dealer executing a Class C Share purchase.

Exchange Privilege

         Generally, you can exchange shares of this Trust into the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.


Frequent Trading



         As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)


"What about confirmations?"


         A statement will be mailed to you confirming each purchase or redemption of shares in the Trust. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).


"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

         (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

         (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

         (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         Pursuant to the Plan, the Trust makes payments with respect to both Class A Shares and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

         For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each such class.

         Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         Whenever the Trust makes Class A payments, the annual rate of the management fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class C Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by Class C Shares.

         Service fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.


Additional Information



         The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Trust shares, certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond the normal such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Trust ask your financial advisor. For more information, please see the Trust's SAI.


"Transfer on Death" ("TOD") Registration (Both Classes)

         The Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                           Dividends and Distributions

"How are dividends and distributions determined?"

         The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

         1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

         2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

         Dividends and distributions will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

         You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Trust.

         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

         The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Agent written instructions as described above.

                                 Tax Information

         Net investment income includes income from Arizona Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that a portion of the distributions paid by the Trust in excess of its net tax-exempt income will be subject to Federal and Arizona income taxes.

         During the last calendar year and the most recent fiscal year, the Trust's dividends consisted of the following:


                        Calendar Year 12/31/04



                           Exempt-Interest                Capital           Ordinary Dividend Income
                               Dividends              Gains Dividends
Class A Shares                 98.82%                      0.98%                      0.20%
Class C Shares                 98.45%                      1.29%                      0.26%


                       Fiscal Year 06/30/05

                           Exempt-Interest                Capital           Ordinary Dividend Income
                     Dividends Gains Dividends
Class A Shares                 98.80%                      1.04%                      0.16%
Class C Shares                 98.80%                      1.04%                      0.16%



         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Arizona Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

         The Trust will treat as ordinary income in the year received certain gains on Arizona Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Arizona Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Arizona Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Arizona Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Arizona taxes?"

         Under existing law, shareholders of the Trust will not be subject to Arizona income tax on exempt-interest dividends received from the Trust to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions ("Local Obligations") or on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands ("Territorial Obligations"). Other distributions from the Trust, including those related to long-term and short-term capital gains, will be subject to Arizona income tax.

         In the event that interest paid on any Local Obligation is determined to be includable in federal gross income, the Trust believes that exempt-interest dividends received by the shareholders of the Trust attributable to interest on Local Obligations will, nevertheless, not be subject to Arizona income taxes.

         Although interest on Territorial Obligations is included in Arizona gross income by Arizona law, applicable federal laws specifically exempt such income from state and local taxation. The Trust believes that applicable federal laws will preempt any contrary result under Arizona law, such that exempt-interest dividends attributable to interest paid on these obligations will be exempt from Arizona income taxes.

         Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

         Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.


                            TAX-FREE TRUST OF ARIZONA
                              FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                                                               Class A
                                                     ------------------------------------------------------------
                                                                        Year Ended June 30,
                                                     ------------------------------------------------------------
                                                       2005         2004         2003         2002         2001
                                                     --------     --------     --------     --------     --------
Net asset value, beginning of period ............    $  10.64     $  11.08     $  10.65     $  10.49     $  10.17
                                                     --------     --------     --------     --------     --------

Income from investment operations:
   Net investment income + ......................        0.43         0.44         0.45         0.48         0.50
   Net gain (loss) on securities (both realized
          and unrealized)                                0.28        (0.44)        0.43         0.17         0.33
                                                     --------     --------     --------     --------     --------
   Total from investment operations ..............       0.71         0.00         0.88         0.65         0.83
                                                     --------     --------     --------     --------     --------
Less distributions:
   Dividends from net investment income ..........      (0.43)       (0.44)       (0.45)       (0.49)       (0.51)
   Distributions from capital gains ..............         --*          --           --           --           --
                                                     --------     --------     --------     --------     --------
   Total distributions ...........................      (0.43)       (0.44)       (0.45)       (0.49)       (0.51)
                                                     --------     --------     --------     --------     --------
Net asset value, end of period ...................   $  10.92     $  10.64     $  11.08     $  10.65     $  10.49
                                                     ========     ========     ========     ========     ========
Total return (not reflecting sales charge) .......       6.79%       (0.04)%       8.41%        6.33%        8.31%

Ratios/supplemental data
   Net assets, end of period (in thousands) ......   $396,840     $413,915     $471,310     $434,667     $385,931
   Ratio of expenses to average net assets .......       0.74%        0.70%        0.70%        0.69%        0.71%
   Ratio of net investment income to average
     net assets .......                                  3.95%        4.03%        4.13%        4.57%        4.78%
   Portfolio turnover rate .......................      19.54%       15.08%       19.71%       23.47%       16.92%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .......       0.73%        0.70%        0.70%        0.68%        0.68%

----------
+ Per share amounts have been calculated using the monthly average shares method.

*     Amount represents less than $0.01.

Note: On August 1, 2004, Aquila Investment Management LLC asumed full investment management responsibilities, replacing Banc One Investment Advisors Corporation the Trust's Investment Sub-Adviser


                                                                                  Class C
                                            ------------------------------------------------------------------
                                                                    Year Ended June 30,
                                            ------------------------------------------------------------------
                                              2005           2004           2003           2002          2001
                                            -------        -------        -------        -------       -------
Net asset value, beginning of period ...... $ 10.64        $ 11.08        $ 10.66        $ 10.49       $ 10.18
                                            -------        -------        -------        -------       -------
Income from investment operations
  Net investment income + .................    0.34           0.34           0.36           0.39          0.41
  Net gain (loss) on securities (both
    realized and unrealized) ..............    0.28          (0.44)          0.42           0.18          0.32
                                            -------        -------        -------        -------       -------
  Total from investment operations ........    0.62          (0.10)          0.78           0.57          0.73
                                            -------        -------        -------        -------       -------
Less distributions:
  Dividends from net investment income ....   (0.34)         (0.34)         (0.36)         (0.40)        (0.42)
  Distributions from capital gains ........      -*             --             --             --            --
                                            -------        -------        -------        -------       -------
  Total distributions .....................   (0.34)         (0.34)         (0.36)         (0.40)        (0.42)
                                            -------        -------        -------        -------       -------
Net asset value, end of period ............ $ 10.92        $ 10.64        $ 11.08        $ 10.66       $ 10.49
                                            =======        =======        =======        =======       =======
Total return (not reflecting sales charge)     5.89%         (0.89)%         7.40%          5.53%         7.29%
Ratios/supplemental data
  Net assets, end of period (in thousands)   $10,441        $11,325        $11,307        $ 7,427       $ 4,269
  Ratio of expenses to average net assets .    1.59%          1.55%          1.55%          1.54%         1.55%
  Ratio of net investment income to average
    net assets ............................    3.10%          3.17%          3.26%          3.69%         3.92%
  Portfolio turnover rate .................   19.54%         15.08%         19.71%         23.47%        16.92%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets     1.58%          1.55%          1.55%          1.53%         1.53%


Back Cover


Founder
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation


Manager

  Aquila Investment Management LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

Board of Trustees


  Anne J. Mills, Chair
  Ernest Calderon
  Thomas W. Courtney
  Grady Gammage, Jr.
  Diana P. Herrmann
  John C. Lucking


Officers


  Diana P. Herrmann, President
  Todd Curtis, Senior Vice President and Portfolio Manager
  Alan R. Stockman, Senior Vice President
  Kimball L. Young, Senior Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary


Distributor

  Aquila Distributors, Inc.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

Transfer and Shareholder Servicing Agent

  PFPC Inc.
  760 Moore Road
  King of Prussia, Pennsylvania 19406-1212

Custodian

  Bank One Trust Company, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

Independent Registered Public Accounting Firm


  Tait, Weller & Baker
  1818 Market Street, Suite 2400
  Philadelphia, Pennsylvania 19103


Counsel

  Hollyer Brady Barrett & Hines LLP
  551 Fifth Avenue
  New York, New York 10176


  Back Cover

         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.


         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll free) or by visiting the Trust's website at www.aquilafunds.com.


         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4503.

TAX-FREE TRUST
OF ARIZONA
[LOGO] A tax-free
income investment

One of The
Aquilasm Group of Funds

PROSPECTUS


                   To make shareholder account inquiries, call
                   the Trust's Shareholder Servicing Agent at:
                             800-437-1000 toll free
                               or you can write to
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212

                              Ticker Symbol CUSIP #

                         Class A Shares AZTFX 876931106
                         Class C Shares AZTCX 876931304



This Prospectus should be read and retained for future reference

                            Tax-Free Trust of Arizona
                         380 Madison Avenue, Suite 2300
                               New York, NY 10017
                                  800-437-1020
                                  212-697-6666

                                   Prospectus


Class Y Shares                                            October 24, 2005
Class I Shares


Tax-Free Trust of Arizona is a mutual fund that seeks to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital. The Trust invests in municipal obligations that pay interest exempt from Arizona state and regular Federal income taxes and are of investment grade quality.

For purchase, redemption or account inquiries contact the Trust's Shareholder Servicing Agent:

           PFPC Inc.* 760 Moore Road * King of Prussia, PA 19406-1212
                             800-437-1000 toll free

                    For general inquiries & yield information
                     800-437-1020 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Trust's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

The Trust's Objective, Investment Strategies
and Main Risks..............................
Risk/Return Bar Chart and Performance Table
Fees and Expenses of the Trust..............
Investment of the Trust's Assets............
Trust Management............................
Net Asset Value per Share...................
Purchases ..................................
Redeeming Your Investment...................
Alternative Purchase Plans....................
Dividends and Distributions.................
Tax Information.............................
Financial Highlights........................



           The Trust's Objective, Investment Strategies and Main Risks

"What is the Trust's objective?"


         The Trust's objective, which is a fundamental policy, is to provide you as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.


"What is the Trust's investment strategy?"

         The Trust invests in tax-free municipal obligations which pay interest exempt from Arizona state and regular Federal income taxes. We call these "Arizona Obligations." In general, all or almost all of these obligations are issued by the State of Arizona, its counties and various other local authorities. At least 80% of the Trust's assets will always consist of such obligations of these issuers. These obligations can be of any maturity, but the Trust's average portfolio maturity has traditionally been between 10 and 20 years.

         At the time of purchase, the Trust's Arizona Obligations must be of investment grade quality. This means that they must either

     * be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

     * if unrated, be determined to be of comparable quality by the Trust's Manager, Aquila Investment Management LLC.


         The Manager selects obligations for the Trust's portfolio to best achieve the Trust's objective. The Manager evaluates specific obligations for purchase by considering various characteristics including quality, maturity and coupon rate.


         The interest paid on certain types of Arizona Obligations may be subject to the Federal alternative minimum tax ("AMT"). As a fundamental policy of the Trust at least 80% of the Trust's assets must be invested in Arizona Obligations whose interest is exempt from Arizona state and regular Federal income taxes and is also not subject to AMT.

"What are the main risks of investing in the Trust?"

         Among the risks of investing in shares of the Trust and its portfolio of securities are the following:

         Loss of money is a risk of investing in the Trust.


         The Trust's assets, being primarily or entirely Arizona issues, are subject to economic and other conditions affecting Arizona. Adverse local events, such as a downturn in the Arizona economy, could affect the value of the Trust's portfolio. (See "What are the main risk factors and special considerations specifically relating to investment in Arizona Obligations?")


         There are two types of risk associated with any fixed-income debt securities such as Arizona Obligations: interest rate risk and credit risk.

         *Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Arizona Obligations, will normally decline. If the value of Arizona Obligations held by the Trust declines, the net asset value of your shares in the Trust will also decline. All fixed-rate debt securities, even the most highly rated Arizona Obligations, are subject to interest rate risk. Arizona Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

         *Credit risk relates to the ability of the particular issuers of the Arizona Obligations the Trust owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

         An investment in the Trust is not a deposit in any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers.


         A description of the Trust's policies and procedures with respect to the disclosure of the Trust's portfolio securities is available in the Trust's SAI.



                            TAX-FREE TRUST OF ARIZONA
                   RISK/RETURN BAR CHART AND PERFORMANCE TABLE


         The bar chart shown below provides an indication of the risks of investing in Tax-Free Trust of Arizona by showing changes in performance of the Trust's Class Y Shares from year to year over an eight-year period. The table on the following page shows the risk of investing in the Trust by showing how the Trust's average annual returns for the designated periods compare with a broad measure of market performance. The table also shows the effect of taxes on the Trust's returns by presenting after-tax returns for Class Y Shares. These returns are calculated using the highest individual Federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "return after taxes on distributions and redemptions" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The total returns reflect reinvestment of dividends and distributions. How the Trust has performed in the past (before and after taxes) is not necessarily an indication of how the Trust will perform in the future.



                              Annual Total Returns
                                 Class Y Shares
                                    1997-2004


20%
18%
16%
14%
12%
10%       9.84               9.37        8.92
 8%       XXXX               XXXX        XXXX
 6%       XXXX  5.75         XXXX        XXXX
 4%       XXXX  XXXX         XXXX  4.82  XXXX  5.03
 2%       XXXX  XXXX         XXXX  XXXX  XXXX  XXXX  3.69
 0%       XXXX  XXXX         XXXX  XXXX  XXXX  XXXX  XXXX
-2%                   -1.90
-4%
-6%
          1997  1998   1999  2000  2001  2002  2003  2004
               Calendar Years

         During the period shown in the bar chart, the highest return for a quarter was 4.50% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.33% (quarter ended June 30, 2004).

         The year-to-date (from January 1, 2005 to September 30, 2005) total return was 1.85% for Class Y Shares. (No Class I Shares were outstanding during the period.)


                     Average Annual Total Return
                                                   Since
For the period               1 Year    5 Years  Inception(1)
ended December 31, 2004

Tax-Free Trust of Arizona
Class Y Shares
    Return before taxes       3.69%      6.34%      5.87%
    Return after taxes on
       Distributions          3.67%      6.34%      5.84%
    Return after taxes on
       distributions and
       redemptions            3.86%      6.13%      5.77%

Lehman Brothers Quality
Intermediate
Municipal Bond Index(2)       3.02%      6.18%      5.59%

(No Class I Shares were outstanding during these periods.)

(1)From commencement of Class Y Shares on April 1, 1996.

(2)The Lehman Brothers Quality Intermediate Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade intermediate-term municipal securities of issuers throughout the United States. Because of the relatively short duration of the Trust's portfolio, management believes the Intermediate Index to be appropriate, although the average maturity of the Trust's portfolio is somewhat longer than that of the index and the Trust's portfolio may accordingly experience somewhat greater volatility.




                            TAX-FREE TRUST OF ARIZONA
                         FEES AND EXPENSES OF THE TRUST

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. No Class I Shares are currently outstanding.

                                       Class I      Class Y
                                       Shares       Shares

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases................. ... None      None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).. .. None      None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price).. ..None      None
Redemption Fees......................... .None      None
Exchange Fee............................. None      None

Annual Trust Operating Expenses (expenses that are deducted from the Trust's assets)

Management Fee .......................... 0.40%     0.40%
Distribution (12b-1)Fee...................0.15%(1)  None
Other (2)...             .................0.38%     0.19%
Total Annual Trust Operating Expenses(2)  0.93%     0.59%

(1) Current rate; up to 0.25% can be authorized.

(2) Does not reflect an offset in Trust expenses received in the year ended June 30, 2005 for uninvested cash balances. Reflecting this offset for that year, total annual Trust operating expenses were 0.58% for Class Y Shares and would have been 0.92% for Class I Shares. Expenses for the two classes differ because Class I Shares pay service fees to financial intermediaries of 0.25%, which includes transfer agent services, and charges common to both classes of 0.13%; Class Y Shares bear only the common charges of 0.13% and an allocation for transfer agent services of 0.06%

Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Trust for the time periods indicated, regardless of whether you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 year    3 years    5 years     10 years

Class I Shares.... $95       $296       $515          $1,143
Class Y Shares.....$60       $189       $329            $738


                        Investment of the Trust's Assets

"Is the Trust right for me?"

         The shares of the Trust are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Arizona state and regular Federal income taxes.

         Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Trust does not sell the shares of either class directly to retail customers.

Arizona Obligations

         The Trust invests in Arizona Obligations, which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Arizona income taxes. They include obligations of Arizona issuers and certain non-Arizona issuers, of any maturity.

         The obligations of non-Arizona issuers that the Trust can purchase as Arizona Obligations are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Arizona income taxes. The Trust purchases the obligations of these issuers only when obligations of Arizona issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

         Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

         There are two principal classifications of municipal obligations:
"notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

         The various public purposes for which municipal obligations are issued include:

        *obtaining funds for general operating expenses,

        *refunding outstanding obligations,

        *obtaining funds for loans to other public institutions and facilities, and

        *funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

        *tax, revenue or bond anticipation notes,

        *construction loan notes,

        *project notes, which sometimes carry a U.S. government guarantee,

        *municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and

        *floating and variable rate demand notes.

"Explain further how interest rate risk and credit risk may affect the value of the Trust's investments and their yields."

         Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Trust's portfolio. Any such change may have different effects on short-term and long-term Arizona Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Trust may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Trust's objective, preservation of capital, it may also result in a lower level of income.

         An additional aspect of credit risk that is related to but distinct from the direct risk of non-payment by an issuer is that market perceptions may develop, based on the determinations of a rating agency or otherwise, of deterioration in an issuer's credit, and these may tend to depress the market value of the issuer's outstanding debt obligations. Other market conditions may ameliorate this effect; for example, in a period of rising demand for, and/or diminishing supply of, Arizona Obligations, the market value of an Arizona Obligation may remain relatively firm even in the face of a lowered credit rating for an issuer. Nevertheless, deterioration in creditworthiness tends as a general matter to be reflected over time in lower market values.

"What are the main risk factors and special considerations specifically relating to investment in Arizona Obligations?"


         The following is a discussion of the general factors that might influence the ability of Arizona issuers to repay principal and interest when due on the Arizona Obligations that the Trust owns. The Trust has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.


         The Arizona economy, once based on the 4 C's of cattle, copper, citrus and cotton, is currently diversified, with services, retail trade, government and manufacturing each contributing. As mining and agriculture have diminished in importance, the finance, insurance and real estate sectors have increased in contributing to the state's gross product. Likewise, tourism accounts for a significant share of the Arizona economy. The manufacturing mix is concentrated in high technology, with the largest concentration in electronic components. Also, exports to Mexico play an important role in the Arizona economy.

         The Arizona Legislature and other public bodies are continually addressing the problems associated with growth; that is, air quality, transportation and public infrastructure. Whether municipalities can maintain fiscal stability will become increasingly dependent on growth expectations and municipalities' willingness to reduce spending and manage revenues.

         State revenues have rebounded during the past two fiscal years. Population growth in Arizona, the second fastest growing state in the U.S., helped increase revenues from income taxes, corporate profit taxes and sales taxes above expectations. An improvement in tourism also benefited state tax revenues. With such growth however, the State faces increased pressure to meet expanding needs for education, transportation and services. Population growth will also boost demand for housing and jobs.


         The ability to provide water is traditionally one of the most significant issues facing Arizona municipalities. In 2005, Arizona experienced its wettest winter in over a decade. After ten years of below average precipitation, it is not certain the wet winter is a return to normal precipitation patterns or a blip within a long-term pattern. Water conservation measures continue to be implemented. The Salt River Project, a principal supplier of water to the greater Phoenix area, continued reduced water allocation levels for the third consecutive year.


         In 1998, the Arizona legislature took action to remedy the scheme for financing public education, which had been held in earlier litigation not to be in compliance with the State's constitution. The legislation provides extensive changes in the previous budget and expenditure system and, among other changes, establishes minimum standards for capital facilities and provides State funds for construction and maintenance of such facilities. The legislation also limits the amount of bonds that school districts may issue after December 31, 1998. A number of charter schools have opened in Arizona. It is anticipated that charter schools will use tax-exempt financing to meet their needs for new and renovated facilities.

         The Arizona Obligations in which the Trust may invest from time to time include general obligation bonds, revenue bonds, industrial development bonds and special tax assessment bonds. The sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly. Accordingly, it is not possible to predict the effect, if any, that these factors, individually or in the aggregate, may have on any individual Arizona Obligation or on the Trust as a whole.

                                Trust Management

"How is the Trust managed?"

         Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. It provides for investment supervision, including supervising continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at its expense, determining the value of the Trust's portfolio daily.

         The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, maintaining the Trust's books and records and providing other administrative services.


         During the fiscal year ended June 30, 2005, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.



         A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement is available in the Trust's annual report to shareholders for the year ended June 30, 2005.


Information about the Manager


         The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and an equity fund. As of September 30, 2005, these funds had aggregate assets of approximately $4.2 billion, of which approximately $2.5 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through two trusts and through share ownership by his wife.



         Mr. Todd Curtis, who as an employee of the former sub-adviser and its predecessors served as the Trust's portfolio manager since its inception in 1986, became an employee of the Manager and Senior Vice President/Portfolio Manager of the Trust in 2004. He continues to manage the Trust's portfolio and is based in Phoenix, Arizona. Mr. Curtis is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.


         Under a mutually acceptable arrangement, the Sub-Advisory Agreement between the Manager and Banc One Investment Advisors Corporation was terminated effective July 31, 2004.


         Mr. Thomas S. Albright is Vice President and backup portfolio manager for the Trust. Mr. Albright has been Senior Vice President and Portfolio Manager of Churchill Tax-Free Fund of Kentucky, which has approximately $294 million in assets, since July 1, 2000. He served in the same portfolio management capacity for that fund from 1995 to 2000 as an officer of Banc One Investment Advisors Corporation, that fund's former Sub-Adviser. Mr. Albright has also served as Senior Vice President of Tax-Free Fund For Utah, which has approximately $136 million in assets, since 2003, Vice President from 2001-2003, and co-portfolio manager since 2001. From 1981 to 1995 he was employed by Liberty National Bank of Louisville, KY, where he was responsible for management of its investment portfolio. Mr. Albright attended the University of Louisville and has been involved in portfolio management since 1975.



         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Trust.


                            Net Asset Value per Share


         The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Trust's shares is based on portfolio market value, except that Arizona Obligations maturing in 60 days or less are generally valued at amortized cost. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.


                                    Purchases

"Are there alternative purchase plans?"

         This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Arizona Obligations.

"In which states can I buy shares of the Trust?"

         You can purchase shares of the Trust if you live in Arizona or in one of the other states listed below. You should not purchase shares of the Trust if you do not reside in one of the following states.

         Also, if you do not reside in Arizona, dividends from the Trust may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Trust.

         On the date of this Prospectus, Class Y Shares and Class I Shares are available only in:


*Arizona * California * Colorado * Hawaii * Idaho * Illinois * Indiana * Kansas
* Minnesota * Missouri * Montana * Nevada * New Jersey * New York * Oregon * Pennsylvania * Rhode Island * Virginia


         The Trust and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"



                  For Class Y Shares                                     For Class I Shares
* $1,000.  Subsequent investments can be in any         Financial intermediaries can set their own
amount.                                                 requirements for initial and subsequent investments.



"How do I purchase shares?"

You may purchase Class Y Shares:

         *through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

         *directly through the Distributor, by mailing payment to the Trust's Agent, PFPC Inc.

         Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

         You may purchase Class I Shares only through a financial intermediary.

         The price you will pay is net asset value for both Class Y Shares and Class I Shares. (See "What price will I pay for the Trust's shares?")


           Opening a Class Y Shares Account                      Adding to a Class Y Shares Account

* Make out a check for the investment amount payable    * Make out a check for the investment amount
to  Tax-Free Trust of Arizona.                          payable to Tax-Free Trust of Arizona.

* Complete a New Account Application, which is          * Fill out the pre-printed stub attached to the
available with the Prospectus or upon request,          Trust's confirmations or supply the name(s) of
indicating the features you wish to authorize.          account owner(s), the account number and the name
                                                        of the Trust.
* Send your check and completed New Account
Application to your dealer or to the Trust's Agent,     * Send your check and account information to your
PFPC Inc.                                               dealer or to the Trust's Agent, PFPC Inc.

"Can I transfer funds electronically?"

         You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

         * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

         * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

         Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                            Redeeming Your Investment

Redeeming Class Y Shares

         You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

         There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

         A redemption may result in a tax liability for you.

"How can I redeem my investment?"


By mail, send instructions to:       By telephone, call:          By FAX, send instructions to:
PFPC Inc.                            800-437-1000                 610-312-5463
Attn:  Aquilasm Group of Funds       toll free
760 Moore Road
King of Prussia, PA 19406-1212

For liquidity and convenience, the Trust offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

         You may request expedited redemption in two ways:

         1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

         a) to a Financial Institution account you have previously specified; or

         b) by check in the amount of $50,000 or less, mailed to the same name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days. You may only redeem by check via telephone request once in any seven-day period.

                              Telephoning the Agent

         Whenever you telephone the Agent, please be prepared to supply:

                  account name(s) and number

                  name of the caller

                  the social security number registered to the account

                  personal identification.


         Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

         2. By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, PFPC Inc., by FAX at 610-312-5463 or by mail to 760 Moore Road, King of Prussia, PA 19406-1212. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

                  account name(s)

                  account number

                  amount to be redeemed

                  any payment directions.

         To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and
(3) possible additional documentation.

         The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust's records of your account.

         You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method

         To redeem by the regular redemption method, send a letter of instruction to the Trust's Agent, which includes:

                  account name(s)

                  account number

                  dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Trust)

                  signature(s) of the registered shareholder(s); and

                  signature guarantee(s), if required, as indicated below.

         To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

         We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

         Signature Guarantees. If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

         Your signature may be guaranteed by any:

                  member of a national securities exchange

                  U.S. bank or trust company

                  state-chartered savings bank

                  federally chartered savings and loan association

                  foreign bank having a U.S. correspondent bank; or

                  participant in the Securities Transfer Association Medallion Program ("STAMP"), the Stock Exchanges Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").

         A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

         You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

         Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.


          Redemption                    Method of Payment                          Charges

Under $1,000.                   Check.                                             None.

$1,000 or more.                 Check, or wired or transferred through the         None.
                                Automated Clearing House to your Financial
                                Institution account, if you so requested on your
                                New Account Application or Ready Access Features
                                Form.

Through a broker/dealer.        Check or wire, to your broker/dealer.              None.  However, your
                                                                                   broker/dealer may charge
                                                                                   a fee.

         Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

         Redemption payments for Class I Shares are made to financial intermediaries.

         The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

         The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

         The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

         Redemption proceeds may be paid in whole or in part by distribution of the Trust's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

         An Automatic Withdrawal Plan, which is only available for Class Y Shares, allows you to receive a monthly or quarterly check in a stated amount, not less than $50.

                           Alternative Purchase Plans

         In this Prospectus the Trust provides you with two ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Arizona Obligations.


                               Class Y Shares                   Class I Shares
                           "Institutional Class"       "Financial Intermediary Class"

Initial Sales Charge      None.                     None.  Financial Intermediaries may charge a
                                                    fee for  purchase of shares.

Contingent Deferred       None.                     None.
Sales Charge ("CDSC")

Distribution and          None.                     Distribution fee of up to 0.25 of 1% of
Service Fees                                        average annual net assets allocable to Class I
                                                    Shares, currently up to 0.15 of 1% of such net
                                                    assets, and a service fee of up to 0.25 of 1%
                                                    of such assets.



"What price will I pay for the Trust's shares?"

         The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Otherwise, orders will be filled at the next determined net asset value. Dealers are required to submit orders promptly, provided, however, that if your dealer imposes an earlier cutoff time than 4:00 p.m. for the receipt of orders, your dealer will submit orders received after its earlier cutoff time after 4:00 p.m. Those orders will receive the next determined offering price. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day.

         The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined net asset value.

         The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Trust's best interest to do so.

Exchange Privilege

         Generally, you can exchange Class Y shares of this Trust into the tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds (collectively, the "Aquila Funds") for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee.

         The exchange privilege is also available to Class I Shares to the extent that other Aquila Funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

         Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.


Frequent Trading



         As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)


"What about confirmations and share certificates?"


         A statement will be mailed to you confirming each purchase or redemption of Class Y Shares in the Trust. Additionally, your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share). Financial intermediaries will confirm purchases of Class I Shares. The Trust will not issue certificates for Class Y Shares or Class I Shares.


"Is there a Distribution Plan or a Services Plan?"

         The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

         (i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

         (ii) permit the Manager to make payment for distribution expenses out of its own funds; and

         (iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

         No payments are made under the Plan out of assets represented by Class Y Shares.

         Pursuant to the Plan, the Trust makes payments with respect to Class I Shares under agreements to certain broker/dealers and other qualified recipients.



         For any fiscal year, these payments (currently up to 0.15 of 1%) may not exceed 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust.


         Such payments can be made only out of the Trust's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment; they may cost you more than paying other types of sales charges.

         The Plan also permits payments out of the assets of the Trust's Class A Shares. Whenever the Trust makes Class A payments under the Plan, the annual rate of the management fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class I Shares

         The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Trust's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.


Additional Information



         The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust) to certain broker/dealers and other financial intermediaries ("financial advisors") in connection with the sale or retention of Trust shares, certain shareholder servicing and/or certain recordkeeping/sub-transfer agency services. For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond the normal such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with "shelf space." Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors: gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor. Some of these amounts may be significant to the Distributor, although they may be small compared to amounts a financial advisor may receive from other distributors. Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options. To obtain more information on how additional compensation may have influenced your advisor's recommendation of the Trust ask your financial advisor. For more information, please see the Trust's SAI.


"Transfer on Death" ("TOD") Registration (Not available for Class I Shares)

         If you own Class Y Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                           Dividends and Distributions

"How are dividends and distributions determined?"

     The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

         Redeemed shares continue to earn dividends through and including the earlier of:

         1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

         2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

         The Trust's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

         Dividends and distributions on Class Y Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

         If you own or purchase Class Y Shares, you may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

         You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

         All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.


         Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your Class Y investment account with the Trust. Financial intermediaries provide their own statements of Class I Shares accounts.


         If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Trust may be required to impose backup withholding at a rate of 28% upon payment of redemptions to you, and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."


         The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable". In order to change the option back to "cash", you would need to send the Agent written instructions as described above.

                                 Tax Information

         Net investment income includes income from Arizona Obligations in the portfolio that the Trust allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Trust will allocate exempt-interest dividends by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

         It is possible that a portion of the distributions paid by the Trust in excess of its net tax-exempt income will be subject to Federal and Arizona income taxes.

         During the last calendar year and the most recent fiscal year, the Trust's dividends consisted of the following (no Class I Shares were outstanding):


                       Calendar Year 12/31/04

                            Exempt-Interest                Capital           Ordinary Dividend Income
                      Dividends Gains Dividends
Class Y Shares                  98.97%                      0.81%                      0.22%


                        Fiscal Year 06/30/05

                            Exempt-Interest                Capital           Ordinary Dividend Income
                      Dividends Gains Dividends
Class Y Shares                  98.80%                      1.04%                      0.16%




         Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. Capital gains and any other taxable dividends declared in October, November or December and paid to you in January (whether received in cash or reinvested in shares) are taxable for Federal income tax purposes as if received in December. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.


         The Trust intends to qualify during each fiscal year under the Internal Revenue Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends derived from net income earned by the Trust on Arizona Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although exempt-interest dividends are not subject to regular Federal income tax, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives.

         The Trust will treat as ordinary income in the year received certain gains on Arizona Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

         Capital gains dividends (net long-term gains over net short-term losses) which the Trust distributes and so designates are reportable by shareholders as taxable gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Trust or receives it in cash, regardless of the length of time the investment is held.

         Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed, but are carried forward by the Trust to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

         The Trust's gains or losses on sales of Arizona Obligations will be deemed long- or short-term depending upon the length of time the Trust holds these obligations.

         You will receive information on the tax status of the Trust's dividends and distributions annually.

Special Tax Matters

         Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

         If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Trust.

         Interest from all Arizona Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Trust will not invest more than 20% of its assets in the types of Arizona Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Arizona taxes?"

         Under existing law, shareholders of the Trust will not be subject to Arizona income tax on exempt-interest dividends received from the Trust to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions ("Local Obligations") or on obligations issued by or under the authority of the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands ("Territorial Obligations"). Other distributions from the Trust, including those related to long-term and short-term capital gains, will be subject to Arizona income tax.

         In the event that interest paid on any Local Obligation is determined to be includable in federal gross income, the Trust believes that exempt-interest dividends received by the shareholders of the Trust attributable to interest on Local Obligations will, nevertheless, not be subject to Arizona income taxes.

         Although interest on Territorial Obligations is included in Arizona gross income by Arizona law, applicable federal laws specifically exempt such income from state and local taxation. The Trust believes that applicable federal laws will preempt any contrary result under Arizona law, such that exempt-interest dividends attributable to interest paid on these obligations will be exempt from Arizona income taxes.

         Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

         Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.


                            TAX-FREE TRUST OF ARIZONA
                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Trust's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request. No Class I Shares were outstanding during the periods shown.


                                                                                Class Y
                                              ---------------------------------------------------------------
                                                                    Year Ended June 30,
                                              ---------------------------------------------------------------
                                                2005          2004          2003          2002          2001
                                              -------       -------       -------       -------       -------
Net asset value, beginning of period ........ $ 10.67       $ 11.11       $ 10.68       $ 10.51       $ 10.20
                                              -------       -------       -------       -------       -------
Income from investment operations
  Net investment income + ...................    0.45          0.45          0.47          0.50          0.52
  Net gain (loss) on securities (both
    realized and unrealized) ................    0.28         (0.44)         0.43          0.18          0.32
                                              -------       -------       -------       -------       -------
  Total from investment operations ..........    0.73          0.01          0.90          0.68          0.84
                                              -------       -------       -------       -------       -------
Less distributions:
  Dividends from net investment income ......   (0.45)        (0.45)        (0.47)        (0.51)        (0.53)
  Distributions from capital gains ..........      -*            --            --            --            --
                                              -------       -------       -------       -------       -------
  Total distributions .......................   (0.45)        (0.45)        (0.47)        (0.51)        (0.53)
                                              -------       -------       -------       -------       -------
Net asset value, end of period .............. $ 10.95       $ 10.67       $ 11.11       $ 10.68       $ 10.51
                                              =======       =======       =======       =======       =======
Total return (not reflecting sales charge) ..    6.95%         0.12%         8.56%         6.58%         8.35%
Ratios/supplemental data
  Net assets, end of period (in thousands) .. $ 1,787       $ 1,640       $ 3,784       $ 2,085       $ 1,679
  Ratio of expenses to average net assets ...    0.59%         0.56%         0.55%         0.54%         0.56%
  Ratio of net investment income to average
    net assets ..............................    4.10%         4.19%         4.25%         4.71%         4.94%
  Portfolio turnover rate ...................   19.54%        15.08%        19.71%        23.47%        16.92%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets        0.58%         0.55%         0.55%         0.53%         0.54%

----------
+ Per share amounts have been calculated using the monthly average shares method.

*     Amount represents less than $0.01.

Note: On August 1, 2004, Aquila Investment Management LLC assumed full investment management responsibilities, replacing Banc One Investment Advisors Corporation the Trust's Investment Sub-Adviser

  Inside Back Cover

Founder


  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation


Manager

  Aquila Investment Management LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

Board of Trustees


  Anne J. Mills, Chair
  Ernest Calderon
  Thomas W. Courtney
  Grady Gammage, Jr.
  Diana P. Herrmann
  John C. Lucking


Officers


  Diana P. Herrmann, President
  Todd Curtis, Senior Vice President and Portfolio Manager
  Alan R. Stockman, Senior Vice President
  Kimball L. Young, Senior Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary


Distributor

  Aquila Distributors, Inc.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

Transfer and Shareholder Servicing Agent

    PFPC Inc.
    760 Moore Road
    King of Prussia, Pennsylvania 19406-1212

Custodian

  Bank One Trust Company, N.A.
  1111 Polaris Parkway
  Columbus, Ohio 43240

Independent Registered Public Accounting Firm


  Tait, Weller & Baker
  1818 Market Street, Suite 2400
  Philadelphia, Pennsylvania 19103


Counsel

  Hollyer Brady Barrett & Hines LLP
  551 Fifth Avenue
  New York, New York 10176

  Back Cover

         This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus and is therefore legally a part of this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Trust available to you.


         You can get additional information about the Trust's investments in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge upon request by calling 800-437-1020 (toll free) or by visiting the Trust's website at www.aquilafunds.com.


         In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-942-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC's Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4503

TAX-FREE TRUST
OF ARIZONA
[LOGO] A tax-free
income investment

One of The
Aquilasm Group of Funds

PROSPECTUS


                   To make shareholder account inquiries, call
                   the Trust's Shareholder Servicing Agent at:
                             800-437-1000 toll free
                               or you can write to
                                    PFPC Inc.
                                 760 Moore Road
                         King of Prussia, PA 19406-1212

                                       Ticker Symbol   CUSIP #

                         Class I Shares    AZTIX      876931403
                         Class Y Shares    AZTYX      876931205




This Prospectus should be read and retained for future reference

                            Tax-Free Trust of Arizona
                          380 Madison Avenue Suite 2300
                               New York, NY 10017

                                  800-437-1020
                                  212-697-6666


Statement of Additional Information                            October 24, 2005




         This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Trust dated October 24, 2005: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in this SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing.


           Prospectuses may be obtained from the Trust's Distributor,
                           Aquila Distributors, Inc.
               380 Madison Avenue, Suite 2300, New York, NY 10017
                             800-437-1020 toll free
                                 or 212-697-6666

Financial Statements


         The financial statements for the Trust for the year ended June 30, 2005, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into this SAI. Those financial statements have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report of the Trust can be obtained without charge by calling the toll-free number listed above. The Annual Report will be delivered with the SAI.





TABLE OF CONTENTS

Trust History..........................................................._
Investment Strategies and Risks........................................._
Trust Policies.........................................................._
Management of the Trust................................................._
Ownership of Securities................................................__
Investment Advisory and Other Services.................................__
Brokerage Allocation and Other Practices...............................__
Capital Stock..........................................................__
Purchase, Redemption, and Pricing of Shares............................__
Additional Tax Information.............................................__
Underwriters...........................................................__
Appendix A.............................................................__

                            Tax-Free Trust of Arizona

                       Statement of Additional Information

                                  Trust History

         The Trust is a Massachusetts business trust formed in 1986. It is an open-end, non-diversified management investment company.

                         Investment Strategies and Risks
Ratings


         The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), Dominion Bond Rating Service ("DBRS") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.


         Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

         See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Arizona Obligations which the Trust may purchase.


         The table below gives information as to the percentage of Trust net assets invested as of June 30, 2005 in Arizona Obligations in the various rating categories:



Highest rating (1)........................................................66.8%
Second highest rating (2).................................................18.2%
Third highest rating (3)...................................................7.5%
Fourth highest rating (4)..................................................6.6%
Not rated:.................................................................0.9%
                                                                        -------
                                                                         100.0%



(1) Aaa of Moody's or AAA of S&P, DBRS or Fitch.
(2) Aa of Moody's or AA of S&P, DBRS or Fitch.
(3) A of Moody's, S&P, DBRS or Fitch.
(4) Baa of Moody's or BBB of S&P, DBRS or Fitch.

Municipal Bonds

         The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

         Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

         As indicated in the Prospectus, there are certain Arizona Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Arizona Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Arizona issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.

When-Issued and Delayed Delivery Obligations

         The Trust may buy Arizona Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Arizona Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Arizona Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Arizona Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Arizona Obligations.

Determination of the Marketability of Certain Securities

         In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Manager's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

         Although the Trust does not presently do so and may in fact never do so, it is permitted to buy and sell futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

         Unlike when the Trust purchases or sells an Arizona Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Arizona Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

         Municipal Security Index Futures currently are based on a municipal security index developed by the Chicago Board of Trade ("CBT") (the "Municipal Security Index"). Financial Futures contracts based on the current Municipal Security Index began trading on October 25, 2002. The Municipal Security Index is comprised of 100 to 250 tax-exempt municipal securities. Each bond included in the Municipal Security Index must be rated Aaa by Moody's and AAA by S&P and must have a remaining maturity of 10 to 40 years. New issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Security Index quarterly. The value of the Municipal Security Index is computed daily by a recognized independent pricing service according to a formula based on the price of each bond in the Municipal Security Index, as evaluated by the pricing service.

         The Municipal Security Index Futures contract is traded on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

         Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

         The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

         Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

         The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

         The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

         One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Arizona Obligations is that the Manager could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

         Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Arizona Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Arizona Obligations being hedged. If the price of the Future or option moves less than the price of the Arizona Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Arizona Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Arizona Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Arizona Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Arizona Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Arizona Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Arizona Obligations being hedged if the historical volatility of the prices of the Arizona Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Arizona Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

         Where Futures or options are purchased to hedge against a possible increase in the price of Arizona Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Arizona Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Arizona Obligations which it had anticipated purchasing.

         The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.

         Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

         The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account Arizona Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

         The Trust must operate as to its long and short positions in Futures in conformity with restrictions it has committed to pursuant to a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from qualification as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain as to its Futures and options activities due to requirements other than those described in this paragraph; the Trust will, as to long positions, be required to abide by the more restrictive of the two requirements.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

         The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.


                                 Trust Policies

Investment Restrictions

         The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the dollar value of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

         The Trust cannot buy any securities other than Arizona Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

         The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Fund, its Adviser or any sub-adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

         The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

         The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

         Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

         The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Trust has industry investment requirements.

         The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Trust cannot make loans.

         The Trust can buy those Arizona Obligations which it is permitted to buy; this is investing, not making a loan. The Trust cannot lend its portfolio securities.

7. The Trust can borrow only in limited amounts for special purposes.

         The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income.

         Except in connection with borrowings, the Trust will not issue senior securities.

         The Trust will not purchase any Arizona Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

         As a fundamental policy, at least 80% of the Trust's net assets will be invested in Arizona Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax.

Portfolio Turnover

         A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors, the Trust is unable to predict what rate the Trust will have in any particular period or periods, although such rate is not expected to exceed 100%. However, the rate could be substantially higher or lower in any particular period.

                             Management of the Trust

The Board of Trustees


         The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and any sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan. The Trust has an Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust. The Committee recommends to the Board of Trustees what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust's internal accounting procedures and controls. The Audit Committee had one meeting during the last fiscal year.



         The Trust has a Nominating Committee, consisting of all of the non-interested Trustees. The Nominating Committee held no meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017.


Trustees and Officers


         The following material includes information about each Trustee, officer and the Chairman Emeritus of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.




                                                                       Number of
                         Positions Held                                Portfolios       Other Directorships
                         with                                          in Fund          Held by Trustee
                         Trust and                                     Complex          (The position held is
Name, Address(1)         Length of        Principal Occupation(s)      Overseen         a directorship unless
and Date of Birth        Service(2)       During Past 5 Years          by Trustee       indicated otherwise.)
------------------       ----------       -------------------          ----------       ---------------------

Interested
Trustee (3)
Diana P. Herrmann          Trustee since    Vice Chair and Chief Executive    11                   None
New York, NY               1994 and         Officer of Aquila Management
(02/25/58)                 President        Corporation, Founder of the
                           since 1998       Aquilasm Group of Funds(4) and
                                            parent of Aquila Investment
                                            Management LLC, Manager since
                                            2004, President and Chief
                                            Operating Officer since 1997, a
                                            Director since 1984, Secretary
                                            since 1986 and previously its
                                            Executive Vice President, Senior
                                            Vice President or Vice President,
                                            1986-1997; Chief Executive
                                            Officer and Vice Chair since 2004
                                            and President, Chief Operating
                                            Officer and Manager of the
                                            Manager since 2003; Vice Chair,
                                            President, Executive Vice
                                            President or Senior Vice
                                            President of funds in the
                                            Aquilasm Group of Funds since
                                            1986; Director of the Distributor
                                            since 1997; trustee, Reserve
                                            Money-Market Funds, 1999-2000 and
                                            Reserve Private Equity Series,
                                            1998-2000; Governor, Investment
                                            Company Institute (2004) and head
                                            of its Small Funds Committee
                                            since 2004; active in charitable
                                            and volunteer organizations.


Non-interested Trustees
Anne J. Mills              Chair of the     President, Loring Consulting       4                     None
Scottsdale, AZ             Board of         Company since 2001; Vice
(12/23/38)                 Trustees since   President for Business Affairs,
                           2005 and         Ottawa University, 1992-2001; IBM
                           Trustee since    Corporation, 1965-1991; Budget
                           1986             Review Officer, the American
                                            Baptist Churches/USA, 1994-1997;
                                            director, the American Baptist
                                            Foundation; Trustee, Ottawa
                                            University; and Trustee Emerita,
                                            Brown University.

Ernest Calderon           Trustee since     Founder, Calderon Law Offices,     1                     None
Phoenix, AZ               2004              since 2004; Equity Partner,
(10/24/57)                                  Jennings, Strouss & Salmon, PLC,
                                            1993-2004; member, Arizona Board of
                                            Regents since 2003 and member of the
                                            Governor's Council on Workforce
                                            Policy; President, Grand Canyon
                                            Council of Boy Scouts of America
                                            since 2004; Immediate Past
                                            President, State Bar of Arizona,
                                            2003-2004.


Thomas W. Courtney        Trustee           President, Courtney Associates,    5       Chairman of the Board of
Sewickley, PA             since 1986        Inc., a venture capital firm,              Oppenheimer Quest Value Funds
(08/17/33)                                  since 1988.                                Group, Oppenheimer Small Cap
                                                                                       Value Fund, Oppenheimer Midcap
                                                                                       Fund, and Oppenheimer Rochester
                                                                                       Group of Funds; Chairman of the
                                                                                       Board of Pimco Advisors VIT.

Grady Gammage, Jr.        Trustee since     Founding partner, Gammage &        2                     None
Phoenix, AZ (10/01/51)    2001              Burnham, PLC, a law firm,
                                            Phoenix, Arizona, since 1983;
                                            director, Central Arizona Water
                                            Conservation District, 1992-2004;
                                            director, Arizona State University
                                            Foundation since 1998.

John C. Lucking           Trustee since     President, Econ-Linc, an           3       Director, Sanu Resources
Phoenix, AZ               1994              economic consulting firm, since
(05/20/43)                                  1995; formerly Consulting
                                            Economist, Bank One Arizona and
                                            Chief Economist, Valley National
                                            Bank; member, Arizona's Joint
                                            Legislative Budget Committee
                                            Economic Advisory Panel and the
                                            Western Blue Chip Economic Forecast
                                            Panel; Board, Northern Arizona
                                            University Foundation since 1997;
                                            member, various historical, civic
                                            and economic associations.

Other Individuals
Chairman Emeritus

     Because of his importance to the shareholders and to enable the Board of Trustees to continue to have the benefit of his counsel, Mr. Lacy B. Herrmann has agreed to be Chairman Emeritus. The Chairman Emeritus may attend Board meetings but has no voting power.

Lacy B. Herrmann          Founder,          Founder and Chairman of the Board,  N/A                  N/A
New York, NY              Chairman          Aquila Management Corporation, the
(05/12/29)                Emeritus since    sponsoring organization and parent
                          2005 and          of the Manager or Administrator
                          Chairman of the   and/or Adviser or Sub-Adviser to
                          Board of          each fund of the Aquilasm Group of
                          Trustees,         Funds; Chairman of the Manager or
                          1992-2005         Administrator and/or Adviser or
                                            Sub-Adviser to each since 2004;
                                            Founder, Chairman Emeritus and
                                            Trustee of Aquila Rocky Mountain
                                            Equity Fund; Founder and Chairman
                                            Emeritus of Hawaiian Tax-Free Trust,
                                            Pacific Capital Cash Assets Trust,
                                            Pacific Capital Tax-Free Cash Assets
                                            Trust, Pacific Capital U.S.
                                            Government Securities Cash Assets
                                            Trust, Tax-Free Fund of Colorado,
                                            Churchill Tax-Free Fund of Kentucky,
                                            Narragansett Insured Tax-Free Income
                                            Fund, Tax-Free Trust of Arizona,
                                            Tax-Free Trust of Oregon and
                                            Tax-Free Fund For Utah; previously
                                            Chairman and a Trustee of each fund
                                            in the Aquilasm Group of Funds since
                                            its establishment until 2004 or
                                            2005; Director of the Distributor
                                            since 1981 and formerly Vice
                                            President or Secretary, 1981-1998;
                                            Trustee Emeritus, Brown University
                                            and the Hopkins School; active in
                                            university, school and charitable
                                            organizations.

Officers
Charles E.                Executive Vice    Executive Vice President of all     N/A                 N/A
Childs, III               President since   funds in the Aquilasm Group of
New York, NY              2003              Funds and the Manager and the
(04/01/57)                                  Manager's parent since 2003;
                                            formerly Senior Vice President,
                                            corporate development, Vice
                                            President, Assistant Vice President
                                            and Associate of the Manager's
                                            parent since 1987; Senior Vice
                                            President, Vice President or
                                            Assistant Vice President of the
                                            Aquila Money-Market Funds,
                                            1988-2003.

Todd W. Curtis            Senior Vice       Senior Vice President and           N/A                 N/A
Phoenix, AZ               President since   Portfolio Manager, Tax-Free Trust
(06/08/49)                2004              of Arizona, since August 2004;
                                            Vice President and backup
                                            portfolio manager, Churchill
                                            Tax-Free Fund of Kentucky, since
                                            2004; Vice President and Portfolio
                                            Manager, Banc One Investment
                                            Advisors, Inc. and its
                                            predecessors, 1981-2004.

Jerry G. McGrew           Senior Vice       President of the Distributor since  N/A                 N/A
New York, NY              President since   1998, Registered Principal since
(06/18/44)                2001              1993, Senior Vice President,
                                            1997-1998 and Vice President,
                                            1993-1997; Senior Vice President,
                                            Aquila Rocky Mountain Equity Fund
                                            and five Aquila Bond Funds since
                                            1995; Vice President, Churchill Cash
                                            Reserves Trust, 1995-2001.

Alan R. Stockman          Senior Vice       Senior Vice President, Tax-Free     N/A                 N/A
Scottsdale, AZ            President since   Trust of Arizona since 2001, Vice
(07/31/54)                2001 and Vice     President, 1999-2001; Vice
                          President         President, Aquila Rocky Mountain
                          1999-2001         Equity Fund since 1999; Bank One,
                                            Commercial Client Services
                                            representative, 1997-1999; Trader
                                            and Financial Consultant, National
                                            Bank of Arizona (Zions Investment
                                            Securities Inc.), Phoenix, Arizona
                                            1996-1997.

Kimball L. Young          Senior Vice       Co-portfolio manager, Tax-Free      N/A                 N/A
Salt Lake City, UT        President since   Fund For Utah since 2001;
(08/07/46)                1999              Co-founder, Lewis Young Robertson
                                            & Burningham, Inc., a NASD
                                            licensed broker/dealer providing
                                            public finance services to Utah
                                            local governments, 1995-2001;
                                            Senior Vice President of two
                                            Aquila Bond Funds and Aquila Rocky
                                            Mountain Equity Fund; formerly
                                            Senior Vice President-Public
                                            Finance, Kemper Securities Inc.,
                                            Salt Lake City, Utah.

Thomas S. Albright        Vice President    Senior Vice President and           N/A                 N/A
Louisville, KY            since 2004        Portfolio Manager, Churchill
(07/26/52)                                  Tax-Free Fund of Kentucky since
                                            July 2000; Senior Vice President,
                                            Tax-Free Fund For Utah since 2003,
                                            Vice President, 2001-2003 and
                                            co-portfolio manager since 2001;
                                            Vice President and backup portfolio
                                            manager, Tax-Free Trust of Arizona,
                                            since 2004; Vice President and
                                            Portfolio Manager, Banc One
                                            Investment Advisors, Inc.,
                                            1994-2000.

Marie E. Aro              Vice President    Senior Vice President, Aquila       N/A                 N/A
Denver, CO (02/10/55)     since 2004        Rocky Mountain Equity Fund, and
                                            Vice President, Tax-Free Trust of
                                            Arizona, since 2004; Vice
                                            President, INVESCO Funds Group,
                                            1998-2003; Vice President, Aquila
                                            Distributors, Inc., 1993-1997.

Robert W. Anderson        Chief             Chief Compliance Officer of the     N/A                 N/A
New York, NY              Compliance        Trust, the Manager and the
08/23/40)                 Officer since     Distributor since 2004, Compliance
                          2004 and          Officer of the Manager or its
                          Assistant         predecessor and current parent
                          Secretary         since 1998 and Assistant Secretary
                          since 2000        of the Aquilasm Group of Funds
                                            since 2000; Consultant, The
                                            Wadsworth Group, 1995-1998.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of the      N/A                  N/A
New York, NY              Officer since     Aquilasm Group of Funds since 2003
(11/06/56)                2003              and Treasurer since 2000;
                          and Treasurer     Controller, Van Eck Global Funds,
                          since 2000        1993-2000.

Edward M. W. Hines        Secretary since   Partner, Hollyer Brady Barrett &    N/A                  N/A
New York, NY              1985              Hines LLP, legal counsel to the
(12/16/39)                                  Trust, since 1989; Secretary of
                                            the Aquilasm Group of Funds.

John M. Herndon           Assistant         Assistant Secretary of the          N/A                  N/A
New York, NY (12/17/39)   Secretary since   Aquilasm Group of Funds since
                          1995              1995 and Vice President of the
                                            three Aquila Money-Market Funds
                                            since 1990; Vice President of the
                                            Manager or its predecessor and
                                            current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of the          N/A                 N/A
New York, NY              Treasurer since   Aquilasm Group of Funds since
(11/02/66)                2000              2000; Assistant Vice President of
                                            the Manager or its predecessor and
                                            current parent since 1998; Fund
                                            Accountant for the Aquilasm Group of
                                            Funds, 1995-1998.


 (1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(4) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."





                       Securities Holdings of the Trustees
                                (as of 12/31/04)


                          Dollar Range of
                           Ownership in
                            Tax-Free        Aggregate Dollar Range of
Name of                     Trust of        Ownership in the Aquilasm Group of
Trustee                     Arizona(1)      Funds Overseen by Trustee (1)
-------                     ----------      -------------------------

Interested Trustees

Diana P. Herrmann               B                       E

Non-interested Trustees

Ernest Calderon                 C                       C

Thomas W. Courtney              B                       C

Grady Gammage, Jr.              B                       C

John C. Lucking                 E                       E

Anne J. Mills                   C                       D


 (1) A. None
     B. $1-$10,000
     C. $10,001-$50,000
     D. $50,001-$100,000
     E. over $100,000



         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.


         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager. For its fiscal year ended June 30, 2005, the Trust paid a total of $131,431 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.



         The Trust is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquilasm Group of Funds.

                                             Compensation
                                             from all
                                             funds               Number of
                                             in the              boards on
                           Compensation      Aquilasm            which the
                           From the          Group of            Trustee now
Name                       Trust             Funds               serves

Ernest Calderon            $10,400           $10,400             1



Thomas W. Courtney         $13,225           $65,975             5



Grady Gammage, Jr.         $13,400           $20,050             2



John C. Lucking            $16,125           $35,075             3



Anne J. Mills              $17,550           $56,600             4



         Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers. (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below).


                             Ownership of Securities


         On October 3, 2005, the following persons held 5% or more of any class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and address                    Number of shares          Percent of class
of the holder of
record

Institutional 5% shareholders:


Merrill Lynch Pierce Fenner & Smith
4800 Deer Lake Drive East           47,780 Class C Shares            5.38%
Jacksonville, FL                    19,550 Class Y Shares           12.03%

Pershing LLC
P.O. Box 2052
Jersey City, NJ                     12,796 Class Y Shares            7.87%

Piper Jaffray & Co.
800 Nicollet Mall
Minneapolis, MN                     33,015 Class Y Shares           20.31%


National Investor Services
55 Water Street
New York, NY                         8,813 Class Y Shares            5.42%

Additional 5% Shareholders:

June W. Reilly
410 East 57th Street
Apt. 3C
New York, NY                        59,367 Class C Shares            6.68%

Lorraine Pearson Green
8749 E. Via De Dorado
Scottsdale, AZ                      23,673 Class Y Shares           14.56%

Charles F. Dahill, Jr. and Kelly C.
  Dahill Trustees
The Dahill Revocable Trust
14841 S. 31st Way
Phoenix, AZ                         18,424 Class Y Shares           11.33%


The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

         As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

                     Investment Advisory and Other Services

Information about the Manager and the Distributor

Management Fees


         During the fiscal years ended June 30, 2005, 2004 and 2003 the Trust incurred management fees (investment advisory fees) as follows:


Manager

2005              $1,687,486

2004              $1,835,823

2003              $1,871,168

         The management fee is treated as a Trust expense and, as such, is allocated to each class of shares based on the relative net assets of that class.

         Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of eleven funds (three money-market funds, seven tax-free municipal bond funds and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.


         The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current and former employees of Aquila Investment Management LLC.


The Advisory and Administration Agreement

         The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

         The Advisory and Administration Agreement provides that any investment program furnished by the Manager shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the 1940 Act and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the 1940 Act or as amended by the shareholders of the Fund.

         The Advisory and Administration Agreement provides that the Manager shall give, as defined therein, to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Manager shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Manager. Nothing therein contained shall, however, be construed to protect the Manager against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory and Administration Agreement provides that nothing in it shall prevent the Manager or any affiliated person (as defined in the 1940 Act) of the Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Manager expressly represents that, while acting as Manager, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Manager shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, except for information supplied by the Manager for inclusion therein. The Manager shall promptly inform the Fund as to any information concerning the Manager appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction, which might result in an assignment (as defined in the 1940 Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Manager, the Fund agrees to provide the benefits of such indemnification.

         The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a sub-adviser of the Trust under a sub-advisory Agreement; as part of such administrative duties, the Manager shall:

         (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

         (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

         (iii) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

         (iv) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

         (v) respond to any inquiries or other communications of shareholders of the Trust and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

         The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors.

         The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.


         The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Trust; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.


         The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.


Additional Information About the Portfolio Managers



     The Trust's portfolio manager is Mr. Todd Curtis. Mr. Curtis manages no other investment companies, pooled investment vehicles or separate accounts. He receives a fixed salary without any bonus, deferred compensation or retirement plan. His compensation, which he receives from the Manager, not the Trust, is not performance based. Mr. Curtis owns securities of the Trust in the range of $100,000 - $500,000.



     The Trust's backup portfolio manager is Mr. Thomas S. Albright. He is also the manager or co-manager of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund for Utah. There are no conflicts of interest between the Trust and these other funds in the Aquilasm Group of Funds. Mr. Albright manages no other investment companies, pooled investment vehicles or separate accounts. His compensation is a fixed salary, which is not based on performance, with no bonus, and he participates in the Manager's 401(k) Plan. He is compensated by the Manager and receives no compensation from the Trust. Mr. Albright owns securities of the Trust in the range of under $10,000.


Underwriting Commissions


         During the fiscal years ended June 30, 2005, 2004 and 2003 the aggregate sales charges on sales of Class A Shares in the Trust were $765,755, $1,046,383 and $1,319,999, respectively, and the amounts retained by the Distributor were $133,492, $189,181 and $250,763, respectively.


         In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.00%
         3.75%                              3.00%
         3.50%                              2.75%
         3.25%                              2.75%
         3.00%                              2.50%
         2.50%                              2.25%

Distribution Plan

         The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

         For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

         Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

         The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

         Part II of the Plan applies only to the Level-Payment Shares Class ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level- Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

         While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares.
Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

         Part III of the Plan applies only to the Financial Intermediary Class Shares ("Class I Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

         As used in Part III of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.


         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), a rate fixed from time to time by the Board of Trustees, initially up to 0.15 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.


         While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Manager or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

         In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by
Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

         Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

         The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

         The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

         The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan


         During the fiscal year ended June 30, 2005, payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III or Part IV of the Plan.


Payments to Qualified Recipients


         During the fiscal year ended June 30, 2005, $613,300 was paid to Qualified Recipients under Part I of the Plan, and $84,858 was paid to Qualified Recipients under Part II. Of these amounts, $28,699 and $20,580, respectively, were paid as compensation to the Distributor and $584,601 and $64,278, respectively, were paid as compensation to other Qualified Recipients, most of whom are broker/dealers. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients.


         Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

         The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

         As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.

         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.


     During the fiscal year ended June 30, 2005, $28,286 was paid to the Distributor under Part I of the Plan.



Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)


         As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as sub-adviser or administrator of the Trust.


         Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following:
(a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended June 30, 2005.


General Provisions

         While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

         The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

         The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

         While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics


         The Trust, the Manager and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

     The Trust's Shareholder Servicing Agent (transfer agent) is PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

     The Trust's Custodian, Bank One Trust Company, N.A., 1111 Polaris Parkway, Columbus, Ohio 43240, is responsible for holding the Trust's assets.


         The Trust's independent registered public accounting firm, KPMG LLP, 345 Park Avenue, New York, New York 10154, performed the annual audit of the Trust's financial statements for the fiscal year ended June 30, 2005. Tait, Weller & Baker ("TWB") has been selected as the Trust's independent registered public accounting firm for the fiscal year ending June 30, 2006 by the Trust's Audit Committee, and the selection has been ratified by the Board of Trustees, including a majority of the Independent Trustees. TWB has concentrated its accounting practice primarily in the mutual fund industry for more than 40 years and is one of the mutual fund industry's largest providers.



                    Brokerage Allocation and Other Practices


         During the fiscal years ended June 30, 2005, 2004 and 2003, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.


         The following provisions regarding brokerage allocation and other practices relating to purchases and sales of the Trust's securities are contained in the Advisory and Administration Agreement. It provides that the Manager shall select such broker/dealers ("dealers") as shall, in the Manager's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Manager shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Manager determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Manager is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Manager determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Manager's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Manager is authorized, in making such allocation, to consider whether a dealer has provided research services, as further discussed below. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Manager or its other clients.

                                  Capital Stock

         The Trust has four classes of shares.

         * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of Class A Shares of the Trust or of Class A Shares of any of the other funds in the Aquilasm Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.


         * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares, and a service fee of 0.25 of 1% of such assets.


         *Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.


         *Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently up to 0.15 of 1% of such net assets, and a service fee of up to 0.25 of 1% of such assets.


         The Trust's four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Arizona Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

         At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust.

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

                   Purchase, Redemption, and Pricing of Shares

         The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

Sales Charges for Purchases of $1 Million or More of Class A  Shares

         You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

                   (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and


                  (ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquilasm Group of Funds that are owned by the purchaser and are either CDSC Class A Shares or Class A Shares on which a sales charge was paid, is $1 million or more.


         CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

         Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

         If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you must pay a special CDSC upon redemption.

         As stated in the Prospectus it is the Trust's intention not to charge you a CDSC that is greater than the amount of the commission that was paid to the broker/dealer in connection with your purchase transaction. If the broker/dealer was paid less than the maximum commission, your actual CDSC will be reduced as described by the following table:




        Value of Holdings At the                CDSC You will Pay on             Commission Paid to
            Time of Purchase                         Redemption                     Broker/Dealer

  $1 million and up to $2.5 million              1% in years 1 & 2                           1%


  Over $2.5 million and up to $5                0.50 of 1% in year 1                        0.50%
  million                                       0.25 of 1% in year 2
                                                        None                  0.25% in 2 payments over 2 years

  Over $5 million                                       None                                0.25%



         This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than two years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

         The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" below), running of the 24-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

                                                   Amount Distributed
                                                   to Broker/Dealer as
                                                   a Percentage of
Amount of Purchase                                 Purchase Price

$1 million but less than $2.5 million              1%

$2.5 million but less than $5 million              0.50 of 1%

$5 million or more                                 0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

         Right of Accumulation

         "Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus for Class A Shares and Class C Shares when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

         Letters of Intent

         "Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

         General

         Class A Shares may be purchased without a sales charge by:

          *    the Trust's Trustees and officers,

          * the directors, officers and certain employees, retired employees and representatives of the Manager and Distributor and their parents and/or affiliates,

          *    selected dealers and brokers and their officers and employees,

          * certain persons connected with firms providing legal, advertising or public relations assistance,

          * certain family members of, and plans for the benefit of, the foregoing,


          * for the 90-day period beginning August 19, 2005 and ending November 16, 2005, customers of Edward D. Jones & Co., L.P. who are eligible for the Edward Jones Free Switch Program, and


          * plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

         Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

         Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

         The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

         A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative, including a registered broker/dealer that is acting as a registered investment adviser or certified financial planner for investors participating in comprehensive fee programs (but not any other broker/dealer), which

           (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

          (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

         (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

         At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.


Additional Compensation for Financial Intermediaries



         The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Trust, in connection with the sale, servicing or retention of Trust shares. This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Trust shares. You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Trust.



         Such additional compensation is paid out of the Distributor's (or related company's) own resources, without additional charge to the Trust or its shareholders. Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount.



         At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, and/or access to target markets. The Distributor may pay additional compensation for services with respect to the Trust and other funds in the Aquilasm Group of Funds without allocation for services provided to particular funds.



         Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

          o assistance in training and educating the financial advisor's personnel;

          o participation in the financial advisor's conferences and meetings;

          o    advertising of the Trust's shares;

          o payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

          o other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

          o    shareholder appreciation events;

          o exhibit space or sponsorships at regional or national events of financial intermediates;

          o    participation in special financial advisor programs;

          o continued availability of the Trust's shares through the financial advisor's automated trading platform;

          o access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Trust representatives;

          o inclusion of the Trust and/or the Aquilasm Group of Funds on preferred or recommended sales lists; and

          o    other comparable expenses at the discretion of the Distributor.



     The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include A.G. Edwards & Sons Inc., Bank One Securities Corp., Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Legg Mason Wood Walker, Incorporated, Merrill, Lynch, Pierce Fenner & Smith Inc., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc. (including anticipated fixed dollar payments ranging from $21,000 to $25,000 annually), Pershing LLC, Piper Jaffray Inc., RBC Dain Rauscher Inc., Raymond James Securities, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wachovia Securities, Inc., and Zions Investment Securities Inc.



         The Distributor and/or related companies may compensate financial advisors not listed above. The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.



         The Distributor and/or its related companies currently compensate financial advisors on a case by case basis. Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.


Automatic Withdrawal Plan

         You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

         Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

         Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

         You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Trust represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

         Share certificates will not be issued:

          *    for fractional Class A Shares;

          * if you have selected Automatic Investment or Telephone Investment for Class A Shares;

          * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account; or

          *    for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment Privilege

         If you reinvest proceeds of a redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

         The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

         Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

         Shareholders of the Trust have an exchange privilege as set forth below. Exchanges can be made among this Trust, the other tax-free municipal bond funds and the equity fund (together with the Trust, the "Bond or Equity Funds") and certain money-market funds (the "Money-Market Funds") in the Aquilasm Group of Funds. All of the funds have the same Manager or Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of this SAI, the Bond or Equity Funds are Aquila Rocky Mountain Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Money-Market Funds are Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares) and Pacific Capital U.S. Government Securities Cash Assets Trust (Original Shares).


         Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for Original Shares of any Money-Market Fund, without the payment of a sales charge or any other fee. The exchange privilege is available to Class I Shares to the extent that other Aquila sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.


         Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Aquila Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other Aquila Fund.

         The following important information should be noted:

         (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

         If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

         (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

         (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

         This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

         All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

         The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                             800-437-1000 toll free

         Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

         Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares.

         An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period; no representation is made as to the deductibility of any such loss should such occur.

         Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Trust (which invests in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

         If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares


         Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the 15th day (or the next business day thereafter) of the month preceding that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to seven weeks less than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money-Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.


"Transfer on Death" ("TOD") Registration (Not Available for Class I Shares)

         Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

          You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value


         The net asset value of the shares of each of the Trust's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding. With the approval of the Trust's Board of Trustees the Trust's normal practice is that most or all of the Arizona Obligations in the Trust's portfolio are priced using a reputable pricing service which may employ differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Portfolio securities other than those with a remaining maturity of sixty days or less are valued at the mean between bid and asked quotations, if available, which, for Arizona Obligations, may be obtained from a reputable pricing service which may, in turn, obtain quotations from broker/dealers or banks dealing in Arizona Obligations. Any securities or assets for which such market quotations are not readily available are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. Securities having a remaining maturity of sixty days or less when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. With the approval of the Trust's Board of Trustees, the Manager may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker/dealer experienced in such matters to perform any of the above described functions.


Reasons for Differences in Public Offering Price

         As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

         The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

Purchases and Redemptions Through Broker/Dealers

         A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I Shares

         The Trust has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for Class I Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I Shares on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Class I Shares when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Trust's net asset value for Class I Shares next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Trust.

Limitation of Redemptions in Kind

         The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.


Disclosure of Portfolio Holdings




         Under Trust policies, the Manager publicly discloses the complete schedule of the Trust's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of the Trust's schedule of portfolio holdings for the most recently completed period by accessing the information on the Trust's website at www.aquilafunds.com.



         In addition, the Manager may share the Trust's non-public portfolio holdings information with pricing services and other service providers to the Trust who require access to such information in order to fulfill their contractual duties to the Trust. The Manager may also disclose non-public information regarding the Trust's portfolio holdings information to certain mutual fund analysts and rating and tracking entities, such as Morningstar and Lipper Analytical Services, or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis. Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Trust and will be reported to the Board of Trustees at the next regularly scheduled board meeting. All non-public portfolio holdings information is provided pursuant to arrangements as to confidentiality.



         Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Trust's shareholders and the Trust's Manager, Distributor or any affiliated person of the Trust, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure. The Trust and the Manager shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.



                           Additional Tax Information

Certain Exchanges

         If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired.

Tax Status of the Trust

         During its last fiscal year, the Trust qualified as a "regulated investment company" under the Internal Revenue Code and intends to continue such qualification. A regulated investment company is not liable for Federal income taxes on amounts paid by it as dividends and distributions.

         The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Trust might not meet one or more of these tests in any particular year. If the Trust fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends." Additionally the Trust must meet certain distribution requirements or it will be subject to an excise tax on amounts not properly distributed. The Trust intends to meet such requirements.

Tax Effects of Redemptions

         Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

         When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.


                                  Underwriters


         Aquila Distributors, Inc. acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the fiscal year ended June 30, 2005 were as follows:


Name of                     Net Under-    Compensation     Brokerage    Other
Principal                   writing       on Redemptions   Commissions  Compen-
Underwriter                 Discounts     and                           sation
                            and           Repurchases
                            Commissions


Aquila Distributors, Inc.   $133,492      None             None         None*


*Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

         Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II.      Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

         AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

         Moody's Short Term Loan Ratings. There are three rating categories for short-term obligations, all of which define an investment grade situation. These are designated as Moody's Investment Grade MIG 1 through MIG 3. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

         MIG1/VMIG1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG2/VMIG2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG3/VMIG3 This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

Dominion Bond Rating Service Limited ("DBRS") Bond and Long Term Debt Rating Scale. Long term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities.

BBB Bonds rated BBB are of adequate credit quality.

BB Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession.

B Bonds rated B are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         DBRS Commercial Paper and Short Term Debt Rating Scale. Commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner. All three DBRS rating categories for short term debt use "high," "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category.

R-1 (high) Short term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due.

R-1 (middle) Short term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits to only a small degree.

R-1 (low) Short term debt rated R-1 (low) is of satisfactory credit quality. the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable.

R-2 (high), Short term debt rated R-2 is of adequate credit quality and within the three subset grades, R-2 (middle), debt protection ranges from having reasonable ability for timely repayment to a level R-2 (low) which is considered only just adequate.

R-3 (high), Short term debt rated R-3 is speculative, and within the three subset grades, the capacity R-3 (middle), for timely payment ranges from mildly speculative to doubtful.
R-3 (low)

Fitch Ratings. A brief description of the applicable rating symbols and their meanings follows:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

`NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Short-Term Obligations. The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                    TAX-FREE TRUST OF ARIZONA
                    PART C: OTHER INFORMATION

     (a) Financial Statements:

            Included in Part A:
               Financial Highlights

            Incorporated by reference into Part B: Report of Independent Auditors Statement of Investments as of June 30, 2005 Statement of Assets and Liabilities as of
               June 30, 2005
            Statement of Operations for the year ended
               June 30, 2005
            Statement of Changes in Net Assets for the
               years ended June 30, 2005 and 2004
            Notes to Financial Statements

            Included in Part C:

            Consent of Independent Registered Public Accounting Firm


ITEM 23 EXHIBITS

           (a) Amended and Restated Declaration of Trust (i)

           (b) By-laws (xii)

           (c) Instruments defining rights of shareholders

           The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). See the Additional Statement for further information about possible additional series. Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

           At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust except that the Trust's Board of Trustees may change the name of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Trust.

         (d)      (i) Advisory and Administration Agreement (iv)

         (d)      (ii) Assignment and Assumption Agreement (xi)

         (e)      (i) Distribution Agreement (vi)

         (e)      (ii) Anti-Money Laundering Amendment to Distribution Agreement
                  (x)

         (e)      (iii) Sales Agreement for Brokerage Firms (iv)

         (e)      (iv) Sales Agreement for Financial Institutions (iv)

         (e)      (v) Sales Agreement for Investment Advisers (iv)

         (e)      (vi) Shareholder Services Agreement (ix)

         (f)      Not applicable

         (g)      Custody Agreement (iv)

         (h)      (i) Transfer Agency Agreement (v)

         (h)      (ii) Anti-Money Laundering Amendment to Transfer
                              Agency Agreement (x)

         (h) (iii) Customer Identification Services Amendment to Transfer Agency Agreement (x)

         (i)       (i) Opinion of Trust's counsel (iv)

             (ii) Consent of Trust's counsel (xii)

         (j)   Consent of Independent Registered Public Accounting Firm (xii)

         (k)   Not applicable

         (l)   Not applicable

         (m)   (i) Distribution Plan (iv)

         (m)   (ii) Shareholder Services Plan (iv)

         (n)   Plan pursuant to Rule 18f-3 under the 1940 Act (iv)

         (o)   Reserved

         (p)   Codes of Ethics

              (i)  The Trust (xii)
             (ii) The Manager and the Distributor (xii)

  (i) Filed as an exhibit to Registrant's Post-Effective Amendment No. 11 dated January 12, 1996, and incorporated herein by reference.

 (ii) Filed as an exhibit to Registrant's Post-Effective Amendment No. 13 dated March 22, 1996 and incorporated herein by reference.

(iii) Filed as an exhibit to Registrant's Post-Effective Amendment No. 14 dated October 31, 1996 and incorporated herein by reference.

 (iv) Filed as an exhibit to Registrant's Post-Effective Amendment No. 15 dated October 29, 1997 and incorporated herein by reference.

 (v) Filed as an exhibit to Registrant's Post-Effective Amendment No. 16 dated October 28, 1999 and incorporated herein by reference.

 (vi) Filed as an exhibit to Registrant's Post-Effective Amendment No. 18 dated October 28, 1999 and incorporated herein by reference.

(vii) Filed as an exhibit to Registrant's Post-Effective Amendment No. 19 dated October 31, 2000 and incorporated herein by reference.

(viii)Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated October 17, 2001 and incorporated herein by reference.

(ix) Filed as an exhibit to Registrant's Post-Effective Amendment No. 21 dated October 22, 2002 and incorporated herein by reference.

 (x) Filed as an exhibit to Registrant's Post-Effective Amendment No. 22 dated October 29, 2003 and incorporated herein by reference.

(xi) Filed as an exhibit to Registrant's Post-Effective Amendment No. 24 dated October 28, 2004 and incorporated herein by reference.

(xii) Filed herewith.


ITEM 24. Persons Controlled By Or Under Common Control With
         Registrant

         None

ITEM 25. Indemnification

          Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Supplemental Declaration of Trust Amending and Restating the Declaration of Trust, filed as Exhibit 1 to Registrant's Post-Effective Amendment No. 15 dated July 25, 1996, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

 ITEM 26. Business and Other Connections of Investment Advisers

          The business and other connections of Aquila Investment Management LLC, the Trust's Investment Adviser and Manager is set forth in the prospectus (Part A); the business and other connections of Mr. Lacy B. Herrmann, its controlling shareholder are set forth in the Statement of Additional Information (Part B). For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 27. Principal Underwriters

     (a) Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax- Free Income Fund, Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Tax-Free Fund For Utah, Tax-Free Fund of Colorado, Tax-Free Trust of Arizona, Aquila Rocky Mountain Equity Fund and Tax-Free Trust of Oregon.

     (b) For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

     (c)  Not applicable.

ITEM 28. Location of Accounts and Records

          All such accounts, books, and other documents are maintained by the Manager, the custodian, and the transfer agent, whose addresses appear on the back cover pages of the Prospectus and Statement of Additional Information.

ITEM 29. Management Services

         Not applicable.

ITEM 30. Undertakings

    (a)  Not applicable.

    (b)  Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 21st day of October, 2005.

                                   TAX-FREE TRUST OF ARIZONA
                                   (Registrant)


                               By /s/ Diana P. Herrmann
                                  -----------------------------
                                   Diana P. Herrmann, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the date indicated.


     SIGNATURE                  TITLE                   DATE


/s/Anne J. Mills                                       10/21/05
---------------------      Trustee and                -----------
Anne J. Mills              Chair of the Board


/s/Diana P. Herrmann                                   10/21/05
---------------------      Trustee and                -----------
Diana P. Herrmann          President


/s/ Ernest Calderon                                    10/21/05
---------------------      Trustee                    -----------
Ernest Calderon


/s/ Thomas W. Courtney                                 10/21/05
---------------------      Trustee                    -----------
Thomas W. Courtney


/s/Grady Gammage, Jr.                                  10/21/05
---------------------      Trustee                    -----------
Grady Gammage, Jr.


/s/John C. Lucking                                     10/21/05
---------------------      Trustee                    -----------
John C. Lucking


/s/Joseph P. DiMaggio                                  10/21/05
---------------------   Chief Financial Officer       -----------
Joseph P. DiMaggio           and Treasurer

                    TAX-FREE TRUST OF ARIZONA
                          EXHIBIT INDEX

        Exhibit        Exhibit
         Number         Name


         (b) By-Laws

         (i) (ii) Consent of Trust's Counsel

         (j) Consent of Independent Registered Public
                                 Accounting Firm

         (p) (i) Code of Ethics of the Trust

         (p) (ii) Code of Ethics of the Manager and the Distributor